UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2012

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 30, 2012, Helix Energy Solutions Group, Inc. (the “Company”) sent a letter to approximately the top twenty institutional investors holding its common stock and several shareholder advisory organizations which summarized certain executive compensation actions taken by the Company’s Compensation Committee of its Board of Directors following the Company’s annual meeting held on May 11, 2011.  Attached hereto as Exhibit 99.1 and incorporated by reference herein is a form of the letter sent to those shareholders and other organizations. The form of letter will also be posted beginning on January 30, 2012 in the Presentations section under Investor Relations of Helix’s website, www.helixesg.com.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

Number                      Description
----------                      --------------

99.1	Form of Letter Regarding Executive Compensation Actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 30, 2012

         HELIX ENERGY SOLUTIONS GROUP, INC.

          By:              /s/ Anthony Tripodo
          Anthony Tripodo
          Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.                                Description

99.1	Form of Letter Regarding Executive Compensation Actions.